                                                                    EXHIBIT 24

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas and Ervin F. Kamm, Jr., and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 31st day of January, 1995.




                                       /s/ Willis K. Drake
                                       ----------------------------------------
                                       Willis K. Drake



M1:0088882.01

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas and Ervin F. Kamm, Jr., and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 31st day of January, 1995.


                                       /s/ Richard E. Eichhorn
                                       ----------------------------------------
                                       Richard E. Eichhorn




M1:0088882.01

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas and Ervin F. Kamm, Jr., and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 31st day of January, 1995.




                                       /s/ Ervin F. Kamm, Jr.
                                       ----------------------------------------
                                       Ervin F. Kamm, Jr.




M1:0088882.01

                              DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas and Ervin F. Kamm, Jr., and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 31st day of January, 1995.




                                       /s/ John P. Schinas
                                       ----------------------------------------
                                       John P. Schinas




M1:0088882.01

                            DIGI INTERNATIONAL INC.

                              Power of Attorney
                          of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas and Ervin F. Kamm, Jr., and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 31st day of January, 1995.




                                       /s/ Richard E. Offerdahl
                                       ----------------------------------------
                                       Richard E. Offerdahl




M1:0088882.01

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas and Ervin F. Kamm, Jr., and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 31st day of January, 1995.




                                       /s/ David Stanley
                                       ----------------------------------------
                                       David Stanley



M1:0088882.01

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas and Ervin F. Kamm, Jr., and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 31st day of January, 1995.




                                       /s/ Mykola Moroz
                                       ----------------------------------------
                                       Mykola Moroz




M1:0088882.01